Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2009

Boston Properties, Inc.

Fourth Quarter 2009

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2009

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-two individuals average twenty-six years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors and Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot
(as of December 31, 2009)
Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	146
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund)	50.5 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	161.6 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	2.98%

Total Combined Market Capitalization	$19.1 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Fourth Quarter 2009

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Fredrick J. Iseman Director	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde President and Director	Alan J. Patricof Director, Chair of Audit Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Lawrence S. Bacow Director	Richard E. Salomon Director, Chair of Compensation Committee	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger Director	David A. Twardock Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to Michael Walsh, Senior Vice President, Finance at 617.236.3410 or mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q4 2008
High Closing Price	$70.80	$70.55	$53.01	$55.55	$89.30
Low Closing Price	$57.25	$43.62	$34.74	$31.49	$43.28
Average Closing Price	$65.43	$57.27	$46.52	$41.40	$60.92
Closing Price, at the end of the quarter	$67.07	$65.55	$47.70	$35.03	$55.00
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.72	$2.72
Closing dividend yield - annualized	2.98%	3.05%	4.19%	7.76%	4.95%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	161,571	161,462	161,345	144,069	143,497
Closing market value of outstanding shares and units (thousands)	$10,836,567	$10,583,834	$7,696,157	$5,046,737	$7,892,335

(1)	For additional detail, see page 12.

Timing

Quarterly results for 2010 will be announced according to the following schedule:

First Quarter	Late April 2010	Third Quarter	Late October 2010
Second Quarter	Late July 2010	Fourth Quarter	Late January 2011

Boston Properties, Inc.

Fourth Quarter 2009

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage

John Eade Argus Research Company 212.427.7500	Mitch Germain JMP Securities 212.906.3546	Thomas Cook Citi Investment Research 212.723.1112	Rating Agencies: Janice Svec Fitch Ratings 212.908.0304 Karen Nickerson Moody’s Investors Service 212.553.4924 Linda Phelps Standard & Poor’s 212.438.3059
Jeffrey Spector / Jamie Feldman Bank of America-Merrill Lynch 212.449.6329 / 212.449.6339	Anthony Paolone / Michael Mueller J.P. Morgan Securities 212.622.6682 / 212.622.6689	John Giordano Credit Suisse Securities 212.538.4935
Ross Smotrich / Jeff Langbaum Barclays Capital 212.526.2306 / 212.526.0971	Sheila McGrath / Bill Carrier Keefe, Bruyette & Woods 212.887.7793 / 212.887.3810	Mark Streeter J.P. Morgan Securities 212.834.5086
Michael Bilerman / Joshua Attie Citigroup Global Markets 212.816.1383 / 212.816.1685	Jordan Sadler / Craig Mailman KeyBanc Capital Markets 917.368.2280 / 917.368.2316	Thierry Perrein / Jason Jones Wells Fargo 704.715.8455 / 704.715.7932
Steve Benyik Credit Suisse 212.538.0239	David Rodgers / Mike Carroll RBC Capital Markets 440.715.2647 / 440.715.2649
John Perry Deutsche Bank Securities 212.250.4912	Alexander Goldfarb / James Milam Sandler O’Neill & Partners 212.466.7937 / 212.466.8066
Jay Habermann / Sloan Bohlen Goldman Sachs & Company 917.343.4260 / 212.902.2796	John Guinee / Erin Aslakson Stifel, Nicolaus & Company 443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich Green Street Advisors 949.640.8780 / 949.640.8780	Ross Nussbaum / Rob Salisbury UBS Securities 212.713.2484 / 212.713.4760
Steve Sakwa / Ian Weissman ISI Group 212.446.9462 / 212.446.9461

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2009

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
Selected Items:

Revenue	$377,912	$377,303	$389,490	$377,544	$390,300
Straight-line rent (1)	$13,279	$16,224	$12,966	$16,081	$15,989
Fair value lease revenue (1) (2)	$23,705	$24,343	$25,421	$24,660	$27,696
Company share of funds from operations from unconsolidated joint ventures	$31,469	$37,612	$33,447	$36,473	$(151,160)
Lease termination fees (included in revenue) (1)	$1,060	$474	$14,859	$1,179	$8,149
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment (3)	$9,893	$9,848	$9,470	$9,430	$9,280
Capitalized interest	$11,637	$12,982	$12,087	$12,110	$13,076
Capitalized wages	$2,929	$3,037	$2,923	$2,375	$2,988
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.9%	65.9%	68.2%	67.6%	68.3%
Impairment losses on investments in unconsolidated joint ventures (5)	$6,198	$—	$7,357	$—	$188,325
Net income (loss) attributable to Boston Properties, Inc.	$53,317	$65,795	$67,152	$44,598	$(98,063)
Funds from operations (FFO) attributable to Boston Properties, Inc.	$146,056	$158,450	$166,668	$134,847	$(642)
FFO per share - diluted	$1.04	$1.13	$1.32	$1.11	$(0.01)
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.38	$0.47	$0.54	$0.37	$(0.81)
Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.38	$0.47	$0.53	$0.37	$(0.81)
Dividends per common share	$0.50	$0.50	$0.50	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$120,838	$129,195	$141,494	$129,807	$133,970

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.08	3.50	3.65	3.46	3.50
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.67	2.92	3.09	2.93	2.93
FFO Payout Ratio	48.08%	44.25%	37.88%	61.26%	-6800.00%
FAD Payout Ratio	66.29%	61.89%	56.54%	74.76%	72.15%

	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
Capitalization:

Common Stock Price @ Quarter End	$67.07	$65.55	$47.70	$35.03	$55.00
Equity Value @ Quarter End	$10,836,567	$10,583,834	$7,696,157	$5,046,737	$7,892,335
Total Consolidated Debt	$6,719,771	$6,008,990	$5,957,696	$6,112,800	$6,092,884
Total Consolidated Market Capitalization	$17,556,338	$16,592,824	$13,653,853	$11,159,537	$13,985,219
Total Consolidated Debt/Total Consolidated Market Capitalization (8)	38.28%	36.21%	43.63%	54.78%	43.57%
BXP's Share of Joint Venture Debt	$1,555,494	$1,555,560	$1,555,344	$1,554,546	$1,554,508
Total Combined Debt	$8,275,265	$7,564,550	$7,513,040	$7,667,346	$7,647,392
Total Combined Market Capitalization (9)	$19,111,832	$18,148,384	$15,209,196	$12,714,083	$15,539,727
Total Combined Debt/Total Combined Market Capitalization (9) (10)	43.30%	41.68%	49.40%	60.31%	49.21%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	During the first quarter of 2009, the Company adopted the provisions of Accounting Standards Codification (“ASC”) 470-20 “Debt with Conversion and Other Options,” formerly known as FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer's nonconvertible debt borrowing rate.
(4)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $8,813, $9,641, $8,993, $9,311 and $9,854 for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively. During the quarter ended December 31, 2008, the Company entered into an agreement to terminate its lease with Heller Ehrman LLP. During the quarter ended June 30, 2009, Lehman Brothers, Inc. rejected its lease in bankruptcy.
(5)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(9)	For additional detail, see page 12.
(10)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

Fourth Quarter 2009

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
ASSETS
Real estate	$9,817,388	$9,768,619	$9,687,069	$9,577,375	$9,560,924
Development in progress (1)	563,645	976,758	934,397	916,220	835,983
Land held for future development (1)	718,525	241,617	240,377	239,765	228,300
Less accumulated depreciation	(2,033,677)	(1,966,780)	(1,901,558)	(1,835,283)	(1,768,785)

Total real estate	9,065,881	9,020,214	8,960,285	8,898,077	8,856,422
Cash and cash equivalents	1,448,933	782,106	819,245	143,789	241,510
Cash held in escrows	21,867	20,681	22,289	19,420	21,970
Marketable securities	9,946	10,436	11,173	9,408	11,590
Tenant and other receivables, net	93,240	71,845	78,495	69,116	68,743
Note receivable (2)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	363,121	353,709	340,123	331,237	316,711
Deferred charges, net	294,395	288,642	283,830	301,889	325,369
Prepaid expenses and other assets	17,684	41,977	22,905	47,664	22,401
Investments in unconsolidated joint ventures	763,636	772,167	772,319	781,336	782,760

Total assets	$12,348,703	$11,631,777	$11,580,664	$10,871,936	$10,917,476

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$2,643,301	$2,643,497	$2,603,597	$2,669,705	$2,660,642
Unsecured senior notes, net of discount	2,172,389	1,472,740	1,472,617	1,472,495	1,472,375
Unsecured exchangeable senior notes, net of discount (3)	1,904,081	1,892,753	1,881,482	1,870,600	1,859,867
Unsecured line of credit	—	—	—	100,000	100,000
Accounts payable and accrued expenses	220,089	229,177	223,909	200,269	171,791
Dividends and distributions payable	80,536	80,463	80,475	97,547	97,162
Accrued interest payable	76,058	49,536	66,463	50,329	67,132
Other liabilities	127,538	131,193	126,560	133,662	173,750

Total liabilities	7,223,992	6,499,359	6,455,103	6,594,607	6,602,719

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest (4):
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 138,880,010, 138,702,374, 138,548,661, 121,278,522 and 121,180,655 outstanding, respectively	1,389	1,387	1,385	1,213	1,212
Additional paid-in capital	4,373,679	4,362,874	4,353,410	3,555,274	3,559,841
Earnings in excess of dividends	95,433	111,463	115,027	117,082	154,953
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(21,777)	(22,411)	(23,044)	(23,679)	(24,291)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,446,002	4,450,591	4,444,056	3,647,168	3,688,993

Noncontrolling interests (4):
Common units of the Operating Partnership	617,386	620,460	620,752	568,849	563,212
Property partnerships	5,671	5,715	5,101	5,660	6,900

Total equity	5,069,059	5,076,766	5,069,909	4,221,677	4,259,105

Total liabilities and equity	$12,348,703	$11,631,777	$11,580,664	$10,871,936	$10,917,476

(1)	At December 31, 2009, land held for future development includes land and improvement costs associated with the Company’s 250 West 55th Street project, which was previously included in development in progress. The Company announced in February 2009 that it was suspending construction of the 1,000,000 square foot office project and during the fourth quarter of 2009 the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future.
(2)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.
(3)	During the first quarter 2009, the Company adopted ASC 470-20 (formerly known as FSP No. APB 14-1), which requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. For additional detail, see page 12.
(4)	Effective January 1, 2009, the Company adopted a new accounting standard included in ASC 810 “Consolidation” (“ASC 810”) (formerly known as Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”)) and ASC 480-10-S99 “Distinguishing Liabilities from Equity” (formerly known as EITF Topic No.D-98 “Classification and Measurement of Redeemable Securities” (Amended)), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under ASC 810 (formerly known as SFAS No. 160), net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.

Boston Properties, Inc.

Fourth Quarter 2009

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended

	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
Revenue:
Rental
Base Rent	$295,448	$291,602	$304,864	$293,517	$300,544
Recoveries from tenants	46,769	51,901	49,821	52,408	50,032
Parking and other	15,357	15,883	18,416	16,941	17,663

Total rental revenue	357,574	359,386	373,101	362,866	368,239
Hotel revenue	10,277	6,650	7,396	6,062	12,158
Development and management services	8,277	9,754	8,551	8,296	9,024
Interest and other (1)	1,784	1,513	442	320	879

Total revenue	377,912	377,303	389,490	377,544	390,300

Expenses:
Operating	69,280	70,261	70,918	70,082	71,890
Real estate taxes	54,908	58,759	53,812	53,779	51,589
Hotel operating	7,717	5,418	5,359	5,472	8,846
General and administrative (1)	19,506	19,989	18,532	17,420	16,552
Interest (2) (3)	88,180	77,090	78,633	78,930	78,862
Depreciation and amortization	79,125	78,181	87,005	77,370	79,766
Loss from suspension of development	—	—	—	27,766	—
Net derivative losses	—	—	—	—	7,172
Losses from early extinguishments of debt	—	16	494	—	—
Losses (gains) from investments in securities (1)	(510)	(1,317)	(1,194)	587	2,631

Total expenses	318,206	308,397	313,559	331,406	317,308

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	59,706	68,906	75,931	46,138	72,992
Income (loss) from unconsolidated joint ventures (4)	962	6,350	(351)	5,097	(187,559)
Gains on sales of real estate	2,078	2,394	4,493	2,795	1,946

Net income	62,746	77,650	80,073	54,030	(112,621)
Net income (loss) attributable to noncontrolling interests (5):
Noncontrolling interests in property partnerships	(463)	(1,114)	(691)	(510)	(427)
Noncontrolling interest - common units of the Operating Partnership (6)	(7,841)	(9,662)	(10,629)	(7,531)	16,339
Noncontrolling interest in gains on sales of real estate - common units of the
Operating Partnership (6)	(265)	(307)	(629)	(401)	(279)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(860)	(772)	(972)	(990)	(1,075)

Net income (loss) attributable to Boston Properties, Inc.	$53,317	$65,795	$67,152	$44,598	$(98,063)

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) attributable to Boston Properties, Inc. per share - basic	$0.38	$0.47	$0.54	$0.37	$(0.81)

Net income (loss) attributable to Boston Properties, Inc. per share - diluted	$0.38	$0.47	$0.53	$0.37	$(0.81)

(1)	Losses (gains) from investments in securities includes $(486), $(1,285), $(1,036), $620 and $1,660, and general and administrative expense includes $444, $1,263, $1,126, $(392) and $(1,603) for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively, related to the Company's deferred compensation plan. Prior period quarterly amounts have been reclassified from interest and other revenue to losses (gains) from investments in securities to conform to the current period presentation.
(2)	Interest expense is reported net of capitalized interest of $11,637, $12,982, $12,087, $12,110 and $13,076 for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.
(3)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 6.
(4)	Includes non-cash impairment losses aggregating approximately $6.2 million, $7.4 million and $188.3 million for the three months ended December 31, 2009, June 30, 2009 and December 31, 2008, respectively, in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(5)	Effective January 1, 2009, the Company adopted a new accounting standard included in ASC 810 “Consolidation” (“ASC 810”) (formerly known as Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”)) and ASC 480-10-S99 “Distinguishing Liabilities from Equity” (formerly known as EITF Topic No.D-98 “Classification and Measurement of Redeemable Securities” (Amended)), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under ASC 810 (formerly known as SFAS No. 160), net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.
(6)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 12.77%, 12.81%, 13.99%, 14.34% and 14.33% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2009

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended

	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
Net income (loss) attributable to Boston Properties, Inc.	$53,317	$65,795	$67,152	$44,598	$(98,063)
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	265	307	629	401	279
Noncontrolling interest - common units of the Operating Partnership	7,841	9,662	10,629	7,531	(16,339)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	860	772	972	990	1,075
Noncontrolling interests in property partnerships	463	1,114	691	510	427
Less:
Income (loss) from unconsolidated joint ventures	962	6,350	(351)	5,097	(187,559)
Gains on sales of real estate	2,078	2,394	4,493	2,795	1,946

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	59,706	68,906	75,931	46,138	72,992
Add:
Real estate depreciation and amortization (1)	109,153	108,975	120,359	108,231	115,668
Income (loss) from unconsolidated joint ventures (2)	962	6,350	(351)	5,097	(187,559)
Less:
Noncontrolling interests in property partnerships' share of funds from operations	1,523	1,731	1,199	1,060	897
Noncontrolling interest - redeemable preferred units of the Operating Partnership	860	772	972	990	953

Funds from operations (FFO) attributable to the Operating Partnership	167,438	181,728	193,768	157,416	(749)
Less:
Noncontrolling interest - common units of the Operating Partnership's share of funds from operations	21,382	23,278	27,100	22,569	(107)

FFO attributable to Boston Properties, Inc. (3)	$146,056	$158,450	$166,668	$134,847	$(642)

FFO per share - basic (2)	$1.05	$1.14	$1.33	$1.11	$(0.01)

Weighted average shares outstanding - basic	138,761	138,641	125,267	121,256	120,788

FFO per share - diluted (2)	$1.04	$1.13	$1.32	$1.11	$(0.01)

Weighted average shares outstanding - diluted	140,920	140,686	127,081	122,929	120,788

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $79,125, $78,181, $87,005, $77,370 and $79,766, our share of unconsolidated joint venture real estate depreciation and amortization of $30,507, $31,262, $33,798, $31,376 and $36,399, less corporate related depreciation of $479, $468, $444, $515 and $497 for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.
(2)	Includes non-cash impairment losses aggregating approximately $6.2 million, or $0.04 per share diluted, $7.4 million, or $0.05 per share diluted, and $188.3 million, or $1.33 per share diluted, for the three months ended December 31, 2009, June 30, 2009 and December 31, 2008, respectively, in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008 was 87.23%, 87.19%, 86.01%, 85.66% and 85.67%, respectively.

Boston Properties, Inc.

Fourth Quarter 2009

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009		December 31, 2008
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$167,438	159,076	$181,728	159,009	$193,768	145,635	$157,416	141,550	$(749)	140,993
Effect of Dilutive Securities
Convertible Preferred Units	860	1,461	772	1,461	972	1,461	990	1,461	—	—
Stock based compensation	—	698	—	584	—	353	—	212	—	—

Diluted FFO	$168,298	161,235	$182,500	161,054	$194,740	147,449	$158,406	143,223	$(749)	140,993

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	21,204	20,315	23,080	20,368	26,901	20,368	22,446	20,294	(107)	20,205

Company’s share of diluted FFO (1)	$147,094	140,920	$159,420	140,686	$167,839	127,081	$135,960	122,929	$(642)	120,788

FFO per share - basic	$1.05		$1.14		$1.33		$1.11		$(0.01)

FFO per share - diluted	$1.04		$1.13		$1.32		$1.11		$(0.01)

(1)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008 was 87.40%, 87.35%, 86.19%, 85.83% and 85.74%, respectively.

Boston Properties, Inc.

Fourth Quarter 2009

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
Basic FFO (see page 9)	$167,438	$181,728	$193,768	$157,416	$(749)
2nd generation tenant improvements and leasing commissions	(28,886)	(26,638)	(34,102)	(25,929)	(19,445)
Straight-line rent (1)	(13,279)	(16,224)	(12,966)	(16,081)	(15,989)
Recurring capital expenditures	(8,854)	(4,443)	(5,702)	(8,814)	(12,158)
Fair value interest adjustment (1)	1,755	1,723	1,562	1,490	1,084
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,893	9,848	9,470	9,430	9,280
Fair value lease revenue (1) (2)	(23,705)	(24,343)	(25,421)	(24,660)	(27,696)
Hotel improvements, equipment upgrades and replacements	(198)	(376)	(279)	(662)	(589)
Non real estate depreciation	479	468	444	515	497
Stock-based compensation	6,500	6,483	6,559	7,094	5,572
Net derivative losses (gains)	—	—	—	—	7,172
Impairment losses on investments in unconsolidated joint ventures (3)	6,198	—	7,357	—	188,325
Loss from suspension of development	—	—	—	27,766	—
Non-cash termination income (including fair value lease amounts)	—	—	(5,153)	—	(2,023)
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	3,497	969	5,957	2,242	689

Funds available for distribution to common shareholder and common unitholders (FAD)	$120,838	$129,195	$141,494	$129,807	$133,970

Interest Coverage Ratios (in thousands, except for ratio amounts)
	Three Months Ended
	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09	31-Dec-08
Excluding Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	$59,706	$68,906	$75,931	$46,138	$72,992
Interest expense	88,180	77,090	78,633	78,930	78,862
Net derivative losses (gains)	—	—	—	—	7,172
Depreciation and amortization expense	79,125	78,181	87,005	77,370	79,766
Depreciation from joint ventures	30,507	31,262	33,798	31,376	36,399
Income (loss) from unconsolidated joint ventures	962	6,350	(351)	5,097	(187,559)
Impairment losses on investments in unconsolidated joint ventures (3)	6,198	—	7,357	—	188,325
Loss from suspension of development	—	—	—	27,766	—
Non-cash termination income (including fair value lease amounts)	—	—	(5,153)	—	(2,023)
Stock-based compensation	6,500	6,483	6,559	7,094	5,572
Straight-line rent (1)	(13,279)	(16,224)	(12,966)	(16,081)	(15,989)
Fair value lease revenue (1) (2)	(23,705)	(24,343)	(25,421)	(24,660)	(27,696)

Subtotal	234,194	227,705	245,392	233,030	235,821

Interest expense (4) (5)	76,033	65,120	67,269	67,374	67,439

Interest Coverage Ratio	3.08	3.50	3.65	3.46	3.50

Including Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income (loss) attributable to noncontrolling interests	$59,706	$68,906	$75,931	$46,138	$72,992
Interest expense	88,180	77,090	78,633	78,930	78,862
Net derivative losses (gains)	—	—	—	—	7,172
Depreciation and amortization expense	79,125	78,181	87,005	77,370	79,766
Depreciation from joint ventures	30,507	31,262	33,798	31,376	36,399
Income (loss) from unconsolidated joint ventures	962	6,350	(351)	5,097	(187,559)
Impairment losses on investments in unconsolidated joint ventures (3)	6,198	—	7,357	—	188,325
Loss from suspension of development	—	—	—	27,766	—
Non-cash termination income (including fair value lease amounts)	—	—	(5,153)	—	(2,023)
Stock-based compensation	6,500	6,483	6,559	7,094	5,572
Straight-line rent (1)	(13,279)	(16,224)	(12,966)	(16,081)	(15,989)
Fair value lease revenue (1) (2)	(23,705)	(24,343)	(25,421)	(24,660)	(27,696)

Subtotal	234,194	227,705	245,392	233,030	235,821

Divided by:
Interest expense (4) (5) (6)	87,670	78,102	79,356	79,484	80,515

Interest Coverage Ratio	2.67	2.92	3.09	2.93	2.93

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,893, $9,848, $9,470, $9,430 and $9,280 for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.
(5)	Excludes amortization of financing costs of $2,254, $2,122, $1,894, $2,126 and $2,143 for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.
(6)	Interest expense is reported net of capitalized interest of $11,637, $12,982, $12,087, $12,110 and $13,076 for the three months ended December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.

Boston Properties, Inc.

Fourth Quarter 2009

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal December 31, 2009
Mortgage Notes Payable	$2,634,221
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	2,175,000
Unsecured Exchangeable Senior Notes, at face value	2,060,000

Total Debt	6,869,221
Fair Value Adjustment on Mortgage Notes Payable	9,080
Discount on Unsecured Senior Notes	(2,611)
Discount on Unsecured Exchangeable Senior Notes	(15,529)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(140,390)

Total Consolidated Debt	$6,719,771

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/Average
Principal Amount	$700,000	$250,000	$300,000	$175,000	$750,000	$2,175,000
Yield (on issue date)	5.884%	5.194%	5.693%	6.291%	6.381%	5.98%
Coupon	5.875%	5.000%	5.625%	6.250%	6.250%	5.90%
Public Offering Price	99.931%	99.329%	99.898%	99.763%	99.650%	99.75%
Ratings:
Moody’s	Baa2 (negative)	Baa2 (negative)	Baa2 (negative)	Baa2 (negative)	Baa2 (negative)
S&P	A- (negative)	A- (negative)	A- (negative)	A- (negative)	A- (negative)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$475	$882	$159	$170	$925	$2,611

Unsecured Senior Notes, net of discount	$699,525	$249,118	$299,841	$174,830	$749,075	$2,172,389

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	8/19/2008	2/6/2007	4/6/2006			Total/Average
Principal Amount	$747,500	$862,500	$450,000			$2,060,000
Yield (on issue date)	4.037%	3.462%	3.787%			3.742%
GAAP Yield	6.555%	5.630%	5.958%			6.037%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051 (2)	7.0430 (3)	10.0066 (4)
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$5,745	$9,784	$—			$15,529
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$72,783	$37,429	$30,178			$140,390

Unsecured Senior Exchangeable Notes	$668,972	$815,287	$419,822			$1,904,081

Equity
(in thousands)

				Shares/Units Outstanding as of 12/31/09	Common Stock Equivalents	Equivalent (5)
Common Stock				138,880	138,880 (6)	$9,314,682
Common Operating Partnership Units				21,230	21,230 (7)	1,423,896
Series Two Preferred Operating Partnership Units				1,113	1,461	97,989

Total Equity					161,571	$10,836,567

Total Consolidated Debt						6,719,771

Total Consolidated Market Capitalization						$17,556,338

BXP’s share of Joint Venture Debt						1,555,494 (8)
Total Combined Debt (9)						8,275,265

Total Combined Market Capitalization (10)						$19,111,832

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share, representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.
(3)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(4)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.
(5)	Value based on December 31, 2009 closing price of $67.07 per share of common stock.
(6)	Includes 75 shares of restricted stock.
(7)	Includes 1,416 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(10)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Fourth Quarter 2009

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

(in thousands)

	2010	2011	2012	2013	2014	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$246,252	$97,169	$345	$827	$48,828	$—	$393,421
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$246,252	$97,169	$345	$827	$48,828	$—	$393,421

Fixed Rate Debt

Mortgage Notes Payable	$101,130	$549,209	$105,059	$100,436	$76,409	$1,308,557	$2,240,800
Fair Value Adjustment	3,986	2,605	1,583	632	137	137	9,080

Mortgage Notes Payable	105,116	551,814	106,642	101,068	76,546	1,308,694	2,249,880

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	852,716	450,000	741,755	—	2,044,471

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(41,195)	(43,912)	(29,793)	(23,052)	(2,438)	—	(140,390)

Unsecured Exchangeable Senior Notes	(41,195)	(43,912)	822,923	426,948	739,317	—	1,904,081

Unsecured Senior Notes, net of discount	—	—	—	923,905	—	1,248,484	2,172,389

Total Fixed Debt	$63,921	$507,902	$929,565	$1,451,921	$815,863	$2,557,178	$6,326,350

Total Consolidated Debt	$310,173	$605,071	$929,910	$1,452,748	$864,691	$2,557,178	$6,719,771

GAAP Weighted Average Floating Rate Debt	1.65%	1.59%	4.34%	4.34%	4.34%	0.00%	1.98%
GAAP Weighted Average Fixed Rate Debt	7.68%	7.02%	5.64%	6.22%	6.48%	5.86%	6.12%

Total GAAP Weighted Average Rate	3.45%	6.20%	5.64%	6.22%	6.35%	5.86%	5.87%

Total Stated Weighted Average Rate	3.33%	6.34%	3.87%	5.61%	4.03%	5.81%	5.21%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010 (3)

(in thousands)

Facility	Outstanding @ 12/31/09	Letters of Credit	Remaining Capacity @ 12/31/09
$1,000,000	$—	$10,242	$989,758

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	60.66%	4.86%	6.02%	4.5	years
Secured Debt	39.34%	5.75%	5.65%	4.6	years

Total Consolidated Debt	100.00%	5.21%	5.87%	4.6	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	5.85%	1.75%	1.98%	1.4	years
Fixed Rate Debt	94.15%	5.43%	6.12%	4.8	years

Total Consolidated Debt	100.00%	5.21%	5.87%	4.6	years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).
(3)	Subject to certain conditions, the Company may extend the maturity date of the Unsecured Line of Credit to August 3, 2011.

Boston Properties, Inc.

Fourth Quarter 2009

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue (formerly Citigroup Center)	9,517	456,633	—	—	—	—	466,150	(2)
Embarcadero Center Four	—	4,520	4,803	5,105	5,425	355,147	375,000
South of Market	187,377	—	—	—	—	—	187,377	(3)
505 9th Street	1,943	2,057	2,177	2,306	2,441	118,919	129,843
Wisconsin Place Office	—	97,169	—	—	—	—	97,169	(4)
One Freedom Square	1,408	1,521	65,511	—	—	—	68,440	(2)
New Dominion Technology Park, Building Two	—	—	—	—	63,000	—	63,000
Democracy Tower	58,875	—	—	—	—	—	58,875	(5)
202, 206 & 214 Carnegie Center	56,306	—	—	—	—	—	56,306
140 Kendrick Street	985	1,061	1,143	47,889	—	—	51,078	(2)
New Dominion Technology Park, Building One	1,715	1,846	1,987	2,140	2,304	40,975	50,967
Reservoir Place	—	—	345	827	48,828	—	50,000
1330 Connecticut Avenue	1,389	44,796	—	—	—	—	46,185	(2)
Kingstowne Two and Retail	1,446	1,535	1,630	1,730	1,837	31,227	39,405	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	1,062	32,618	—	—	—	—	33,680
Sumner Square	804	865	930	22,896	—	—	25,495
Montvale Center	—	—	25,000	—	—	—	25,000
Eight Cambridge Center	22,910	—	—	—	—	—	22,910
Kingstowne One	582	618	657	17,062	—	—	18,919	(2)
University Place	1,063	1,139	1,221	1,308	1,402	12,289	18,422
Atlantic Wharf (formerly Russia Wharf)	—	—	—	—	—	—	—	(6)

	347,382	646,378	105,404	101,263	125,237	1,308,557	2,634,221

Fair Value Adjustment	3,986	2,605	1,583	632	137	137	9,080

	351,368	648,983	106,987	101,895	125,374	1,308,694	2,643,301

Unsecured Exchangeable Senior Notes, net of discount			852,716	450,000	741,755	—	2,044,471	(7)

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(41,195)	(43,912)	(29,793)	(23,052)	(2,438)	—	(140,390)

	(41,195)	(43,912)	822,923	426,948	739,317	—	1,904,081

Unsecured Senior Notes, net of discount	—	—	—	923,905	—	1,248,484	2,172,389
Unsecured Line of Credit	—	—	—	—	—	—	—	(8)

	$310,173	$605,071	$929,910	$1,452,748	$864,691	$2,557,178	$6,719,771

% of Total Consolidated Debt	4.62%	9.00%	13.84%	21.62%	12.87%	38.05%	100.00%
Balloon Payments	$324,236	$625,866	$942,422	$1,460,157	$853,101	$2,505,639	$6,711,421
Scheduled Amortization	$27,132	$23,117	$17,281	$15,643	$14,028	$51,539	$148,740

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Loan matures on November 21, 2010 and has a one-year extension option subject to certain conditions.
(4)	Loan matures on January 29, 2011 and has two, one-year extension options subject to certain conditions.
(5)	Loan matures on December 19, 2010 and has two, one-year extension options subject to certain conditions.
(6)	As of December 31, 2009, the Company has not drawn any amounts under its $215 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.
(7)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(8)	Unsecured Line of Credit matures on August 3, 2010 and has a one-year extension option subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2009

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2009 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On October 9, 2009
		December 31, 2009

Total Assets:
Capitalized Property Value (1)		$15,284,853	$15,607,858
Cash and Cash Equivalents		1,448,933	1,448,933
Investments in Marketable Securities		9,946	9,946
Undeveloped Land, at Cost		718,525	718,525
Development in Process, at Cost (including Joint Venture %)		577,182	577,182

Total Assets		$18,039,439	$18,362,444

Unencumbered Assets		$10,606,335	$10,826,916

Secured Debt (Fixed and Variable) (2)		$2,634,221	$2,634,221
Joint Venture Debt		1,555,494	1,555,494
Contingent Liabilities & Letters of Credit		13,213	13,213
Unsecured Debt (3)		4,235,000	4,235,000

Total Outstanding Debt		$8,437,928	$8,437,928

Consolidated EBITDA:
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests (per Consolidated Income Statement)		$59,706	$59,706
Add: Interest Expense (per Consolidated Income Statement)		88,180	88,180
Add: Depreciation and Amortization (per Consolidated Income Statement)		79,125	79,125
Add: Losses (gains) from investments in securities		(510)	(510)

EBITDA		226,501	226,501
Add: Company share of unconsolidated joint venture EBITDA		62,168	62,168

Consolidated EBITDA		$288,669	$288,669

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$88,180	$88,180
Add: Company share of unconsolidated joint venture interest expense		25,363	25,363
Less: Amortization of financing costs		(2,254)	(2,254)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$111,289	$111,289

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	46.8%	46.0%
Secured Debt/Total Assets	Less than 50%	23.2%	22.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.59	2.59
Unencumbered Assets/ Unsecured Debt	Greater than 150%	250.4%	255.7%

Unencumbered Consolidated EBITDA		$160,040	$160,040

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.66	2.66

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		55.4%	55.4%

# of unencumbered properties		103	103

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the 5.875% senior notes due 2019 that were issued on October 9, 2009 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book values as determined under GAAP.
(2)	Excludes fair value adjustment of $9,080.
(3)	Excludes debt discount of $18,140 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $140,390.

Boston Properties, Inc.

Fourth Quarter 2009

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1) (2)
125 West 55th Street (60%)	158,100	—	—	—	—	—	158,100	(2)
Two Grand Central Tower (60%)	114,000	—	—	—	—	—	114,000	(2)
540 Madison Avenue (60%)	240	240	240	70,920	—	—	71,640	(3)
Metropolitan Square (51%)	63,437	—	—	—	—	—	63,437
Market Square North (50%)	41,549	—	—	—	—	—	41,549
901 New York Avenue (25%)	669	705	742	782	823	37,590	41,311
Annapolis Junction (50%)	21,349	—	—	—	—	—	21,349	(4)
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800	(5)
Wisconsin Place Retail (5%)	3,077	—	—	—	—	—	3,077	(4)

	414,221	945	982	71,702	823	1,001,190	1,489,863

Fair Value Adjustment	2,090	7,182	6,620	7,102	7,186	29,403	59,583

	$416,311	$8,127	$7,602	$78,804	$8,009	$1,030,593	$1,549,446

GAAP Weighted Average Rate	6.61%	5.56%	5.55%	6.42%	5.27%	6.60%	6.59%

% of Total Debt	26.87%	0.52%	0.49%	5.09%	0.52%	66.51%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	2.43%	1.80%	1.91%	0.3	years
Fixed Rate Debt	97.57%	6.02%	6.71%	5.6	years

Total Debt	100.00%	5.92%	6.59%	5.4	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Debt has two, one-year extension options subject to certain conditions.
(5)	Debt has matured and the venture is negotiating an extension agreement with the lender.

Boston Properties, Inc.

Fourth Quarter 2009

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2009

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	Subtotal	Value- Added Fund (3)(4)	Total Unconsolidated Joint Ventures

Investment (5)	$688,063	(6)	$77,160	$80,695	$69,420	$6,909	$39,678	$(1,114)	$55,429	$7,615	$(2,225)	$1,021,630	$12,006	$1,033,636

Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity	$418,063		$77,160	$80,695	$69,420	$6,909	$39,678	$(1,114)	$55,429	$7,615	$(2,225)	$751,630	$12,006	$763,636

Mortgage/Construction loans payable (5) (7)	$963,600		$158,100	$114,000	$71,640	$41,549	$63,437	$41,311	$3,077	$21,349	$11,800	$1,489,863	$65,631	$1,555,494

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2009

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	Subtotal	Value- Added Fund (3)		Total Unconsolidated Joint Ventures

REVENUE
Rental	$47,086	$10,095	$9,686	$6,647	$5,985	$7,675	$8,145		$2,177	$2,262	$—	$99,758	$4,603		$104,361
Straight-line rent	5,274	1,214	420	248	(275)	479	88		95	12	—	7,555	146		7,701
Fair value lease revenue	33,831	622	1,765	670	—	—	—		—	—	—	36,888	474		37,362
Termination Income	—	—	246	—	—	33	3		—	—	—	282	—		282

Total revenue	86,191	11,931	12,117	7,565	5,710	8,187	8,236		2,272	2,274	—	144,483	5,223		149,706

EXPENSES
Operating	16,838	3,454	4,730	2,030	2,251	3,320	3,293		1,280	1,219	56	38,471	2,124		40,595

NET OPERATING INCOME	69,353	8,477	7,387	5,535	3,459	4,867	4,943		992	1,055	(56)	106,012	3,099		109,111

Interest	26,260	4,703	2,908	1,909	1,580	2,563	2,173		492	189	150	42,927	2,748		45,675
Interest other - partner loans	13,947	—	—	—	—	—	—		—	—	—	13,947	—		13,947
Depreciation and amortization	36,402	3,960	4,626	2,324	1,212	1,799	1,445		1,578	601	—	53,947	2,452		56,399

SUBTOTAL	76,609	8,663	7,534	4,233	2,792	4,362	3,618		2,070	790	150	110,821	5,200		116,021

Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—		—
Impairment loss (10)	—	—	—	—	—	—	—		—	—	—	—	24,568		24,568
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—	—	—	—		—

NET INCOME/(LOSS)	$(7,256)	$(186)	$(147)	$1,302	$667	$505	$1,325		$(1,078)	$265	$(206)	$(4,809)	$(26,669)		$(31,478)

BXP’s share of net income/(loss)	$(4,354)	$(112)	$(89)	$781	$333	$258	$781	(9)	$(420)	$133	$(103)	$(2,792)	$(6,801	)(4)	$(9,594)

Basis differential (8) (10)	—	476	1,216	369	—	—	—		—	—	—	2,061	2,154	(4)	4,215

Impairment loss on investment (10)	—	—	—	—	—	—	—		—	—	—	—	(2,028	)(4)	(2,028)

Elimination of inter-entity interest on partner loan	8,368	—	—	—	—	—	—		—	—	—	8,368	—	(4)	8,368

Income/(loss) from unconsolidated joint ventures	$4,014	$364	$1,127	$1,150	$333	$258	$781		$(420)	$133	$(103)	$7,637	$(6,675	)(4)	$962

BXP’s share of depreciation & amortization	21,841	1,982	1,997	1,132	606	917	517		467	300	—	29,759	748	(4)	30,507

BXP’s share of Funds from Operations (FFO)	$25,855	$2,346	$3,124	$2,282	$939	$1,175	$1,298		$47	$433	$(103)	$37,396	$(5,927	)(4)	$31,469

BXP’s share of net operating income/(loss)	$41,612	$5,168	$4,870	$3,428	$1,730	$2,482	$1,236		$71	$528	$(28)	$61,096	$1,238	(4)	$62,333

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that owns the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company. The Company’s 5% ownership interest in the retail component of the project is not included in the Company’s property listing (approximately 5,900 square feet represents our share).
(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(10)	During the quarter, the Company’s Value-Added Fund recognized a non-cash impairment charge related to its One and Two Circle Star Way properties in San Carlos, California totaling approximately $24.6 million, of which the Company’s share after adjusting for prior investment write-downs of $2.0 million, was approximately $4.2 million. In addition, the Company recognized a non-cash impairment charge of approximately $2.0 million representing the other-than-temporary decline in the fair value below the remaining carrying value of its investment in the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.03	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	21.19	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,449	73.7%	30.81	43,681	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	57.6%	25.61	9,575	(6)

Total	26	1,053,555	68.8%	$25.68	$65,631

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2009

Value-Added Fund
REVENUE

Rental	$4,603
Straight-line rent	146
Fair value lease revenue	474

Total revenue	5,223

EXPENSES
Operating	2,124

SUBTOTAL	3,099

Interest	2,748
Depreciation and amortization	2,452

SUBTOTAL	5,200

Gains on sale of real estate	—
Impairment loss	24,568
Loss from early extinguishment of debt	—

NET INCOME	$(26,669)

BXP’s share of net income	$(6,801)
Basis differential	2,154
Impairment loss on investment	(2,028)

Loss from Value-Added Fund	$(6,675)
BXP’s share of depreciation & amortization	748

BXP’s share of Funds from Operations (FFO)	$(5,927)

The Company’s Equity in the Value-Added Fund	$12,006

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

Fourth Quarter 2009

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended December 31, 2009 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)

Greater Boston	8,203,404		18.8%	834,062	1.8%	9,037,466		25.6%	0.9%	21.5%
Greater Washington	9,180,624	(5)	21.0%	825,232	1.0%	10,005,856	(5)	28.3%	—	22.0%
Greater San Francisco	4,978,702		11.2%	—	—	4,978,702		14.1%	—	11.2%
Midtown Manhattan	8,878,498	(6)	42.3%	—	—	8,878,498	(6)	25.1%	—	42.3%
Princeton/East Brunswick, NJ	2,451,911		3.0%	—	—	2,451,911		6.9%	—	3.0%

	33,693,139		96.3%	1,659,294	2.8%	35,352,433		100.0%	0.9%	100.0%

% of Total	95.3%			4.7%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Greater Boston	16.1%	5.4%	21.5%
Greater Washington	8.3%	13.7%	22.0%
Greater San Francisco	9.2%	2.0%	11.2%
Midtown Manhattan	42.3%	—	42.3%
Princeton/East Brunswick, NJ	—	3.0%	3.0%

Total	75.9%	24.1%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet

Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	36,940	12,789,161

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income availabe to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,885 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties and 299,136 square feet at Wisconsin Place which is 66.67% owned by Boston Properties.
(6)	Includes 1,777,639 square feet at the General Motors Building, 566,952 square feet at 125 West 55th Street, 637,482 square feet at Two Grand Central Tower and 288,340 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2009

In-Service Property Listing

as of December 31, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,192,675	96.6%	$45.36	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.6%	63.75	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	99.4%	42.45	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	510,029	99.0%	71.49	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.37	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	75.7%	42.22	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.41	N	CBD
	Four Cambridge Center	East Cambridge MA	1	198,723	91.0%	42.88	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	46.60	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.50	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.55	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	49.02	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.95	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,386	94.6%	32.00	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.16	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.59	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	92.5%	35.27	N	S
(2)	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.83	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,194	16.0%	17.55	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	36.93	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,951	33.2%	31.02	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	80.4%	36.55	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,216	84.6%	25.16	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	27.01	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.15	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	40.4%	30.11	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.62	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	33.18	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	33.13	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,359	79.4%	27.47	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.44	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	35.29	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.62	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	70.5%	20.97	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	24.08	N	S

			42	8,203,404	91.0%	$42.68

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$83.17	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.67	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	24.57	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	69.3%	18.53	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,062	75.3%	$43.17

	Total Greater Boston:		49	9,037,466	89.6%	$42.72

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2009

In-Service Property Listing (continued)

as of December 31, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	621,009	100.0%	$48.30	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.63	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,885	99.9%	50.78	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	45.86	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	98.3%	58.05	Y	CBD
	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	61.72	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	59.52	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	47.17	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	55.65	Y	CBD
(3)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	100.0%	45.58	Y	CBD
(2)	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	58.1%	140.71	Y	S
	Montvale Center	Montgomery County MD	1	123,317	80.2%	26.54	Y	S
(2)	One Preserve Parkway	Montgomery County MD	1	183,192	20.1%	38.74	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,917	88.7%	40.22	N	S
(2)	Wisconsin Place (66.67% ownership)	Montgomery County MD	1	299,136	91.1%	45.03	Y	S
(2)	Democracy Tower	Fairfax County VA	1	235,436	100.0%	39.42	Y	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	35.99	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	36.95	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	30.14	Y	S
	One Freedom Square	Fairfax County VA	1	414,433	94.2%	42.49	Y	S
	Two Freedom Square	Fairfax County VA	1	421,253	99.4%	45.14	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	29.92	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	93.3%	32.21	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	44.25	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.01	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.41	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.96	N	S
(2)	South of Market	Fairfax County VA	3	648,279	91.8%	43.54	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.71	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	35.22	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	45.73	N	S

			36	9,180,624	95.8%	$45.33

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$11.17	N	S
(3)	6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.03	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.27	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.10	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.35	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.44	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.07	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.39	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.38	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.31	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	18.82	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.77	N	S

			13	825,232	91.6%	$18.96

	Total Greater Washington:		49	10,005,856	95.5%	$43.25

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2009

In-Service Property Listing (continued)

as of December 31, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
	599 Lexington Avenue	Park Avenue NY	1	1,039,158	95.4%	$80.19	Y	CBD
	601 Lexington Avenue (formerly Citigroup Center)	Park Avenue NY	1	1,613,406	88.8%	82.36	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,712,223	95.6%	80.31	N	CBD
	Times Square Tower	Times Square NY	1	1,243,298	99.7%	69.94	N	CBD
	General Motors Building (60% ownership)	Plaza District NY	1	1,777,639	98.1%	109.04	Y	CBD
	125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	566,952	100.0%	66.85	Y	CBD
	Two Grand Central Tower (60% ownership)	Grand Central District NY	1	637,482	94.5%	56.22	Y	CBD
	540 Madison Avenue (60% ownership)	5th/Madison District NY	1	288,340	90.7%	101.88	Y	CBD

	Total Midtown Manhattan:		8	8,878,498	95.4%	$83.10

Princeton/East Brunswick, NJ
Office
	101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$29.80	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	97.2%	35.66	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	55.3%	29.85	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	29.85	N	S
	202 Carnegie Center	Princeton NJ	1	130,582	76.4%	33.66	Y	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.58	Y	S
	210 Carnegie Center	Princeton NJ	1	162,368	93.4%	36.99	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.16	N	S
	212 Carnegie Center	Princeton NJ	1	149,354	79.1%	37.80	N	S
	214 Carnegie Center	Princeton NJ	1	150,774	78.7%	32.73	Y	S
	302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.72	N	S
	502 Carnegie Center	Princeton NJ	1	118,473	91.1%	36.10	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	29.25	N	S
	506 Carnegie Center	Princeton NJ	1	145,213	100.0%	32.76	N	S
	508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.66	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.66	N	S
(2)	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	35.00	N	S

			16	2,038,234	90.0%	$33.33

	One Tower Center	East Brunswick NJ	1	413,677	40.8%	$32.86	N	S

			1	413,677	40.8%	$32.86

	Total Princeton/East Brunswick, NJ:		17	2,451,911	81.7%	$33.29

Greater San Francisco
Office
	Embarcadero Center One	CBD San Francisco CA	1	833,723	86.8%	$48.71	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	779,768	97.9%	52.41	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	775,086	84.7%	43.67	N	CBD
	Embarcadero Center Four	CBD San Francisco CA	1	936,260	93.7%	62.51	Y	CBD

			4	3,324,837	90.9%	$52.50

	611 Gateway	South San Francisco CA	1	256,302	100.0%	$33.79	N	S
	601 and 651 Gateway	South San Francisco CA	2	506,168	83.4%	32.45	N	S
	303 Almaden	San Jose CA	1	156,859	94.1%	33.91	N	CBD
(3)	North First Business Park	San Jose CA	5	190,636	75.8%	16.12	N	S
	3200 Zanker Road	San Jose CA	4	543,900	100.0%	14.72	N	S

			13	1,653,865	91.6%	$24.89

	Total Greater San Francisco:		17	4,978,702	91.1%	$43.24

	Total In-Service Properties:		140	35,352,433	92.4%	$52.84

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2009

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,823,345	(1)	5.17%
2	Lockheed Martin	1,305,094		3.70%
3	Citibank	1,047,687	(2)	2.97%
4	Genentech	565,791	(3)	1.60%
5	Kirkland & Ellis	557,392	(4)	1.58%
6	Procter & Gamble (Gillette)	484,051		1.37%
7	Shearman & Sterling	472,808		1.34%
8	Weil Gotshal Manges	456,744	(5)	1.29%
9	O’Melveny & Myers	446,039		1.26%
10	Parametric Technology	380,987		1.08%
11	Finnegan Henderson Farabow	356,195	(6)	1.01%
12	Accenture	354,854		1.01%
13	Ann Taylor	338,942		0.96%
14	Northrop Grumman	327,677		0.93%
15	Biogen Idec MA	321,564		0.91%
16	Washington Group International	299,079		0.85%
17	Aramis (Estee Lauder)	295,610	(7)	0.84%
18	Bingham McCutchen	291,415		0.83%
19	Akin Gump Strauss Hauer & Feld	290,132		0.82%
20	Macquarie Holdings	286,288	(8)	0.81%

	Total % of Portfolio Square Feet			30.33%
	Total % of Portfolio Revenue			31.48%

Notable Signed Deals (9)

Tenant	Property		Sq. Ft.
Ropes & Gray LLP	Prudential Tower	(10)	479,000
Wellington Management	Atlantic Wharf (formerly Russia Wharf)		454,000
Biogen Idec	Weston Corporate Center		356,367
Hunton & Williams LLP	2200 Pennsylvania Avenue		189,806

(1)	Includes 116,353, 68,276 & 56,351 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Excludes 55,860 square feet of expansion space at 601 Gateway executed in the third quarter of 2009.
(4)	Includes 256,904 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 456,744 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Includes 261,387 square feet of space in a property in which Boston Properties has a 60% interest.
(9)	Represents leases signed with occupancy commencing in the future.
(10)	The space was occupied by Gillette through 12/31/09, Ropes & Gray’s lease commenced on 1/1/10.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

23

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2010	2,747,520	$115,707,924	$42.11	$118,596,066	$43.16	8.54%
2011	2,717,065	130,186,470	47.91	131,270,044	48.31	8.44%
2012	2,899,995	139,426,011	48.08	142,304,269	49.07	9.01%
2013	1,194,336	57,652,208	48.27	59,697,125	49.98	3.71%
2014	3,003,045	126,881,343	42.25	136,816,715	45.56	9.33%
2015	2,188,722	101,967,467	46.59	121,074,004	55.32	6.80%
2016	2,345,016	116,380,241	49.63	127,202,330	54.24	7.29%
2017	2,902,622	200,381,576	69.03	216,434,782	74.57	9.02%
2018	514,272	38,875,595	75.59	44,013,049	85.58	1.60%
2019	2,851,038	160,291,471	56.22	183,140,799	64.24	8.86%
Thereafter	6,075,968	375,812,334	61.85	463,294,721	76.25	18.88%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08

Midtown Manhattan	95.4%	98.4%	n/a	n/a	95.4%	98.4%
Greater Boston	95.9%	96.3%	85.1%	93.3%	91.0%	95.0%
Greater Washington	99.4%	99.9%	93.2%	93.6%	95.8%	96.5%
Greater San Francisco	91.0%	91.5%	91.3%	95.8%	91.1%	92.8%
Princeton/East Brunswick, NJ	n/a	n/a	81.7%	83.8%	81.7%	83.8%

Total Portfolio	95.5%	97.1%	88.5%	91.9%	92.8%	95.2%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2010	376,283	$7,857,393	$20.88	$7,877,893	$20.94	22.68%
2011	83,709	1,231,835	14.72	1,236,995	14.78	5.04%
2012	132,820	2,928,360	22.05	2,940,055	22.14	8.00%
2013	7,479	145,626	19.47	154,488	20.66	0.45%
2014	258,020	4,642,666	17.99	4,931,049	19.11	15.55%
2015	23,439	454,154	19.38	511,832	21.84	1.41%
2016	225,532	18,842,688	83.55	19,142,646	84.88	13.59%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
Thereafter	237,776	4,868,418	20.47	5,187,306	21.82	14.33%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08

Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	61.5%	56.8%	75.3%	72.3%
Greater Washington	n/a	n/a	91.6%	91.6%	91.6%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	79.8%	77.9%	83.4%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2010	83,052	$4,703,473	$56.63	$4,336,235	$52.21	5.47%
2011	63,615	5,798,453	91.15	5,881,239	92.45	4.19%
2012	145,564	9,582,748	65.83	9,801,283	67.33	9.58%
2013	72,578	6,287,360	86.63	6,393,942	88.10	4.78%
2014	53,679	4,784,053	89.12	5,057,917	94.23	3.53%
2015	142,698	11,463,805	80.34	14,089,024	98.73	9.39%
2016	147,171	16,777,964	114.00	15,169,367	103.07	9.69%
2017	106,895	6,894,939	64.50	7,370,748	68.95	7.04%
2018	233,796	11,242,892	48.09	11,734,688	50.19	15.39%
2019	54,600	3,623,185	66.36	4,264,946	78.11	3.59%
Thereafter	415,685	24,332,843	58.54	30,816,037	74.13	27.36%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2010	3,206,855	$128,268,790	$40.00	$130,810,194	$40.79	9.1%
2011	2,864,389	137,216,759	47.90	138,388,278	48.31	8.1%
2012	3,178,379	151,937,120	47.80	155,045,606	48.78	9.0%
2013	1,274,393	64,085,194	50.29	66,245,555	51.98	3.6%
2014	3,314,744	136,308,062	41.12	146,805,681	44.29	9.4%
2015	2,354,859	113,885,427	48.36	135,674,860	57.61	6.7%
2016	2,717,719	152,000,893	55.93	161,514,343	59.43	7.7%
2017	3,009,517	207,276,515	68.87	223,805,530	74.37	8.5%
2018	748,068	50,118,488	67.00	55,747,737	74.52	2.1%
2019	2,905,638	163,914,655	56.41	187,405,744	64.50	8.2%
Thereafter	6,729,429	405,013,596	60.19	499,298,064	74.20	19.0%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08

Midtown Manhattan	95.4%	98.4%	n/a	n/a	95.4%	98.4%
Greater Boston	96.2%	96.5%	82.1%	88.7%	89.6%	92.9%
Greater Washington	99.4%	99.9%	93.0%	93.3%	95.5%	96.1%
Greater San Francisco	91.0%	91.5%	91.3%	95.8%	91.1%	92.8%
Princeton/East Brunswick, NJ	n/a	n/a	81.7%	83.8%	81.7%	83.8%

Total Portfolio	95.6%	97.1%	87.7%	90.5%	92.4%	94.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	636,895	$23,947,324	$37.60	$23,852,700	$37.45		36,528	$897,422	$24.57	$897,422	$24.57
2011	1,033,195	43,160,570	41.77	43,181,605	41.79		—	—	—	—	—
2012	1,115,925	42,953,304	38.49	43,624,663	39.09		67,362	1,662,011	24.67	1,662,011	24.67
2013	492,273	21,078,931	42.82	22,034,616	44.76		—	—	—	—	—
2014	660,531	28,071,746	42.50	27,797,657	42.08		30,000	457,500	15.25	457,500	15.25
2015	616,594	21,431,589	34.76	23,848,471	38.68		—	—	—	—	—
2016	274,802	8,884,696	32.33	9,918,790	36.09		225,532	18,842,688	83.55	19,142,646	84.88
2017	328,513	15,019,234	45.72	17,416,114	53.01		—	—	—	—	—
2018	2,291	65,178	28.45	69,760	30.45		—	—	—	—	—
2019	606,203	25,499,300	42.06	28,212,516	46.54		—	—	—	—	—
Thereafter	840,853	40,589,182	48.27	55,467,573	65.97		237,776	4,868,418	20.47	5,187,306	21.82

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	10,021	$2,243,505	$223.88	$1,876,267	$187.23	(3)	683,444	$27,088,251	$39.63	$26,626,389	$38.96
2011	22,793	2,859,687	125.46	2,860,567	125.50	(4)	1,055,988	46,020,257	43.58	46,042,173	43.60
2012	61,410	2,323,955	37.84	2,323,955	37.84		1,244,697	46,939,270	37.71	47,610,629	38.25
2013	28,465	3,726,374	130.91	3,692,177	129.71		520,738	24,805,305	47.63	25,726,792	49.40
2014	16,269	2,051,248	126.08	2,078,878	127.78		706,800	30,580,493	43.27	30,334,034	42.92
2015	72,481	5,309,707	73.26	5,543,814	76.49		689,075	26,741,297	38.81	29,392,285	42.65
2016	14,617	1,832,081	125.34	1,910,346	130.69		514,951	29,559,465	57.40	30,971,781	60.15
2017	43,745	2,777,235	63.49	2,949,946	67.44		372,258	17,796,470	47.81	20,366,060	54.71
2018	178,454	8,141,977	45.63	8,199,179	45.95		180,745	8,207,155	45.41	8,268,940	45.75
2019	16,025	1,836,236	114.59	2,168,767	135.34		622,228	27,335,536	43.93	30,381,283	48.83
Thereafter	213,484	8,519,271	39.91	10,173,389	47.65		1,292,113	53,976,871	41.77	70,828,269	54.82

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $38.80 per square foot and $38.80 per square foot in 2010.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $108.84 per square foot and $110.70 per square foot in 2011.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	105,561	$4,103,025	$38.87	$5,976,565	$56.62	—	$—	$—	$—	$—
Q2 2010	200,816	7,338,238	36.54	4,834,759	24.08	—	—	—	—	—
Q3 2010	182,829	6,865,305	37.55	7,382,580	40.38	36,528	897,422	24.57	897,422	24.57
Q4 2010	147,689	5,640,756	38.19	5,658,796	38.32	—	—	—	—	—

Total 2010	636,895	$23,947,324	$37.60	$23,852,700	$37.45	36,528	$897,421.80	$24.57	$897,421.80	$24.57

Q1 2011	175,170	$6,513,502	$37.18	$6,554,364	$37.42	—	$—	$—	$—	$—
Q2 2011	370,782	11,483,519	30.97	11,528,243	31.09	—	—	—	—	—
Q3 2011	334,766	18,747,520	56.00	18,524,912	55.34	—	—	—	—	—
Q4 2011	152,477	6,416,029	42.08	6,574,086	43.12	—	—	—	—	—

Total 2011	1,033,195	$43,160,570	$41.77	$43,181,605	$41.79	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	6,425	$1,025,998	$159.69	$814,418	$126.76	111,986	$5,129,023	$45.80	$6,790,983	$60.64
Q2 2010	3,585	480,460	134.02	416,452	116.17	204,401	7,818,698	38.25	5,251,211	25.69
Q3 2010	8	602,950	75,368.75	511,300	63,912.50	219,365	8,365,676	38.14	8,791,301	40.08
Q4 2010	3	134,097	44,699.00	134,097	44,699.00	147,692	5,774,853	39.10	5,792,893	39.22

Total 2010	10,021	$2,243,505	$223.88	$1,876,267	$187.23	683,444	$27,088,251	$39.63	$26,626,389	$38.96

Q1 2011	11,312	$1,418,461.56	$125.39	1,367,462	$120.89	186,482	$7,931,963	$42.53	$7,921,826	$42.48
Q2 2011	1,930	430,850	223.24	433,850	224.79	372,712	11,914,368	31.97	11,962,092	32.09
Q3 2011	—	—	—	—	—	334,766	18,747,520	56.00	18,524,912	55.34
Q4 2011	9,551	1,010,376	105.79	1,059,256	110.91	162,028	7,426,405	45.83	7,633,343	47.11

Total 2011	22,793	$2,859,687	$125.46	$2,860,567	$125.50	1,055,988	$46,020,257	$43.58	$46,042,173	$43.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $38.80 per square foot and $38.80 per square foot in 2010.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $108.84 per square foot and $110.70 per square foot in 2011.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	842,173	$40,360,491	$47.92	$43,000,021	$51.06	339,755	$6,959,971	$20.49	$6,980,471	$20.55
2011	714,348	27,240,758	38.13	27,903,355	39.06	83,709	1,231,835	14.72	1,236,995	14.78
2012	896,843	38,645,365	43.09	39,922,074	44.51	65,458	1,266,349	19.35	1,278,044	19.52
2013	168,074	8,625,361	51.32	9,069,002	53.96	7,479	145,626	19.47	154,488	20.66
2014	988,007	38,397,820	38.86	46,614,273	47.18	228,020	4,185,166	18.35	4,473,549	19.62
2015	625,266	29,277,925	46.82	32,415,307	51.84	23,439	454,154	19.38	511,832	21.84
2016	373,669	14,690,870	39.32	17,244,695	46.15	—	—	—	—	—
2017	834,329	45,463,767	54.49	49,742,650	59.62	—	—	—	—	—
2018	288,337	14,255,729	49.44	17,268,298	59.89	—	—	—	—	—
2019	1,004,555	48,603,153	48.38	57,676,803	57.42	—	—	—	—	—
Thereafter	1,724,632	79,831,875	46.29	102,409,571	59.38	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	23,033	$1,102,931	$47.88	$1,102,931	$47.88	1,204,961	$48,423,393	$40.19	$51,083,423	$42.39
2011	14,295	700,683	49.02	706,911	49.45	812,352	29,173,276	35.91	29,847,261	36.74
2012	11,984	516,183	43.07	530,403	44.26	974,285	40,427,897	41.49	41,730,521	42.83
2013	8,199	409,728	49.97	437,382	53.35	183,752	9,180,716	49.96	9,660,871	52.58
2014	12,053	639,631	53.07	687,217	57.02	1,228,080	43,222,617	35.20	51,775,038	42.16
2015	23,599	1,096,782	46.48	1,194,183	50.60	672,304	30,828,861	45.86	34,121,322	50.75
2016	17,696	893,063	50.47	1,007,443	56.93	391,365	15,583,933	39.82	18,252,138	46.64
2017	24,412	1,091,931	44.73	1,187,104	48.63	858,741	46,555,698	54.21	50,929,754	59.31
2018	38,423	2,278,278	59.29	2,594,738	67.53	326,760	16,534,007	50.60	19,863,036	60.79
2019	29,933	1,214,764	40.58	1,386,955	46.34	1,034,488	49,817,917	48.16	59,063,758	57.09
Thereafter	116,414	3,841,777	33.00	4,893,001	42.03	1,841,046	83,673,652	45.45	107,302,573	58.28

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	83,922	$4,184,165	$49.86	$4,184,165	$49.86	128,447	$3,170,013	$24.68	$3,170,013	$24.68
Q2 2010	132,434	9,760,602	73.70	9,766,131	73.74	146,848	2,463,497	16.78	2,463,497	16.78
Q3 2010	536,341	21,748,924	40.55	24,344,756	45.39	33,400	683,590	20.47	683,590	20.47
Q4 2010	89,476	4,666,800	52.16	4,704,970	52.58	31,060	642,871	20.70	663,370	21.36

Total 2010	842,173	$40,360,491	$47.92	$43,000,021	$51.06	339,755	$6,959,971	$20.49	$6,980,471	$20.55

Q1 2011	329,003	$10,064,954	$30.59	$10,283,582	$31.26	57,321	$937,043	$16.35	$937,043	$16.35
Q2 2011	240,387	10,541,202	43.85	10,788,400	44.88	—	—	—	—	—
Q3 2011	14,833	614,825	41.45	629,664	42.45	26,388	294,792	11.17	299,952	11.37
Q4 2011	130,125	6,019,777	46.26	6,201,710	47.66	—	—	—	—	—

Total 2011	714,348	$27,240,758	$38.13	$27,903,355	$39.06	83,709	$1,231,835	$14.72	$1,236,995	$14.78

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	18,860	$896,830	$47.55	$896,830	$47.55	231,229	$8,251,009	$35.68	$8,251,009	$35.68
Q2 2010	—	—	—	—	—	279,282	12,224,099	43.77	9,888,510	43.79
Q3 2010	—	—	—	—	—	569,741	22,432,514	39.37	25,028,345	43.93
Q4 2010	4,173	206,100	49.39	206,100	49.39	124,709	5,515,771	44.23	5,574,440	44.70

Total 2010	23,033	$1,102,931	$47.88	$1,102,931	$47.88	1,204,961	$48,423,393	$40.19	$51,083,423	$42.39

Q1 2011	7,747	$429,163	$55.40	$429,163	$55.40	394,071	$11,431,160	$29.01	$11,649,788	$29.56
Q2 2011	—	—	—	—	—	240,387	10,541,202	43.85	10,788,400	44.88
Q3 2011	3,757	151,655	40.37	155,979	41.52	44,978	1,061,272	23.60	1,085,594	24.14
Q4 2011	2,791	119,865	42.95	121,770	43.63	132,916	6,139,642	46.19	6,323,479	47.58

Total 2011	14,295	$700,683	$49.02	$706,911	$49.45	812,352	$29,173,276	$35.91	$29,847,261	$36.74

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	714,710	$15,803,046	$22.11	$16,001,790	$22.39	—	$—	$—	$—	$—
2011	391,347	25,976,843	66.38	26,267,638	67.12	—	—	—	—	—
2012	259,409	12,593,619	48.55	13,219,328	50.96	—	—	—	—	—
2013	217,948	9,658,841	44.32	10,033,375	46.04	—	—	—	—	—
2014	485,280	20,330,738	41.89	20,632,709	42.52	—	—	—	—	—
2015	405,030	17,270,680	42.64	17,180,352	42.42	—	—	—	—	—
2016	974,131	39,566,112	40.62	42,400,429	43.53	—	—	—	—	—
2017	209,663	9,458,279	45.11	10,122,689	48.28	—	—	—	—	—
2018	58,268	3,538,883	60.73	3,990,655	68.49	—	—	—	—	—
2019	80,697	3,548,816	43.98	3,871,604	47.98	—	—	—	—	—
Thereafter	437,235	24,570,440	56.20	27,531,238	62.97	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	49,447	$1,253,128	$25.34	$1,253,128	$25.34	764,157	$17,056,174	$22.32	$17,254,918	$22.58
2011	10,397	543,998	52.32	562,813	54.13	401,744	26,520,841	66.01	26,830,451	66.78
2012	35,001	2,513,655	71.82	2,658,950	75.97	294,410	15,107,274	51.31	15,878,278	53.93
2013	34,232	1,980,808	57.86	2,080,280	60.77	252,180	11,639,649	46.16	12,113,654	48.04
2014	14,339	797,621	55.63	852,282	59.44	499,619	21,128,359	42.29	21,484,991	43.00
2015	34,130	1,740,606	51.00	1,873,598	54.90	439,160	19,011,286	43.29	19,053,950	43.39
2016	23,477	1,070,199	45.59	1,167,716	49.74	997,608	40,636,312	40.73	43,568,145	43.67
2017	12,053	686,164	56.93	740,229	61.41	221,716	10,144,443	45.75	10,862,918	48.99
2018	16,919	822,637	48.62	940,770	55.60	75,187	4,361,520	58.01	4,931,425	65.59
2019	5,642	288,737	51.18	343,122	60.82	86,339	3,837,553	44.45	4,214,725	48.82
Thereafter	—	—	—	—	—	437,235	24,570,440	56.20	27,531,238	62.97

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	10,287	$439,435	$42.72	$439,435	$42.72	—	$—	$—	$—	$—
Q2 2010	71,957	3,473,164	48.27	3,473,164	48.27	—	—	—	—	—
Q3 2010	23,516	1,238,439	52.66	1,238,439	52.66	—	—	—	—	—
Q4 2010	608,950	10,652,008	17.49	10,850,752	17.82	—	—	—	—	—

Total 2010	714,710	$15,803,046	$22.11	$16,001,790	$22.39	—	$—	$—	$—	$—

Q1 2011	18,639	$833,000	$44.69	$843,905	$45.28	—	$—	$—	$—	$—
Q2 2011	48,830	2,617,049	53.60	2,649,206	54.25	—	—	—	—	—
Q3 2011	130,534	11,293,611	86.52	11,312,083	86.66	—	—	—	—	—
Q4 2011	193,344	11,233,184	58.10	11,462,445	59.29	—	—	—	—	—

Total 2011	391,347	$25,976,843	$66.38	$26,267,638	$67.12	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	3,666	$181,075	$49.39	$181,075	$49.39	13,953	$620,510	$44.47	$620,510	$44.47
Q2 2010	420	41,341	98.43	41,341	98.43	72,377	3,514,505	48.56	3,514,505	48.56
Q3 2010	1,463	75,434	51.56	75,434	51.56	24,979	1,313,873	52.60	1,313,873	52.60
Q4 2010	43,898	955,278	21.76	955,278	21.76	652,848	11,607,286	17.78	11,806,030	18.08

Total 2010	49,447	$1,253,128	$25.34	$1,253,128	$25.34	764,157	$17,056,174	$22.32	$17,254,918	$22.58

Q1 2011	6,935	$349,291	$50.37	$351,691	$50.71	25,574	$1,182,290	$46.23	$1,195,596	46.75
Q2 2011	—	—	—	—	—	48,830	2,617,049	53.60	2,649,206	54.25
Q3 2011	180	26,423	146.80	27,102	150.57	130,714	11,320,034	86.60	11,339,185	86.75
Q4 2011	3,282	168,284	51.27	184,020	56.07	196,626	11,401,468	57.99	11,646,465	59.23

Total 2011	10,397	$543,998	$52.32	$562,813	$54.13	401,744	$26,520,841	$66.01	$26,830,451	$66.78

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	419,566	$30,700,194	$73.17	$30,844,688	$73.52	—	$—	$—	$—	$—
2011	253,934	22,154,643	87.25	22,213,253	87.48	—	—	—	—	—
2012	578,174	43,471,203	75.19	43,775,684	75.71	—	—	—	—	—
2013	125,448	11,825,047	94.26	11,825,047	94.26	—	—	—	—	—
2014	208,425	18,007,113	86.40	18,555,108	89.03	—	—	—	—	—
2015	385,305	29,187,828	75.75	42,416,091	110.08	—	—	—	—	—
2016	660,066	51,252,346	77.65	55,401,583	83.93	—	—	—	—	—
2017	1,409,007	126,374,954	89.69	134,635,539	95.55	—	—	—	—	—
2018	165,376	21,015,806	127.08	22,684,336	137.17	—	—	—	—	—
2019	1,010,823	78,294,443	77.46	88,500,071	87.55	—	—	—	—	—
Thereafter	2,953,248	226,620,837	76.74	273,206,338	92.51	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	551	$103,909	$188.58	$103,909	$188.58	420,117	$30,804,104	$73.32	$30,948,597	$73.67
2011	16,130	1,694,085	105.03	1,750,947	108.55	270,064	23,848,728	88.31	23,964,200	88.74
2012	37,169	4,228,955	113.78	4,287,975	115.36	615,343	47,700,158	77.52	48,063,659	78.11
2013	1,682	170,449	101.34	184,104	109.46	127,130	11,995,496	94.36	12,009,151	94.46
2014	11,018	1,295,553	117.59	1,439,541	130.65	219,443	19,302,666	87.96	19,994,649	91.12
2015	12,488	3,316,710	265.59	5,477,428	438.62	397,793	32,504,538	81.71	47,893,520	120.40
2016	91,381	12,982,621	142.07	11,083,863	121.29	751,447	64,234,967	85.48	66,485,446	88.48
2017	26,685	2,339,609	87.68	2,493,468	93.44	1,435,692	128,714,563	89.65	137,129,007	95.51
2018	—	—	—	—	—	165,376	21,015,806	127.08	22,684,336	137.17
2019	3,000	283,447	94.48	366,102	122.03	1,013,823	78,577,890	77.51	88,866,173	87.65
Thereafter	85,787	11,971,795	139.55	15,749,647	183.59	3,039,035	238,592,632	78.51	288,955,984	95.08

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	94,457	$7,652,755	$81.02	$7,652,755	$81.02	—	$—	$—	$—	$—
Q2 2010	33,655	1,788,117	53.13	1,791,118	53.22	—	—	—	—	—
Q3 2010	152,899	9,983,950	65.30	10,114,150	66.15	—	—	—	—	—
Q4 2010	138,555	11,275,372	81.38	11,286,665	81.46	—	—	—	—	—

Total 2010	419,566	$30,700,194	$73.17	$30,844,688	$73.52	—	$—	$—	$—	$—

Q1 2011	63,250	$4,693,935	$74.21	$4,696,802	$74.26	—	$—	$—	$—	$—
Q2 2011	82,781	7,024,296	84.85	7,080,039	85.53	—	—	—	—	—
Q3 2011	42,850	3,404,159	79.44	3,404,159	79.44	—	—	—	—	—
Q4 2011	65,053	7,032,254	108.10	7,032,254	108.10	—	—	—	—	—

Total 2011	253,934	$22,154,643	$87.25	$22,213,253	$87.48	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	—	$—	$—	$—	$—	94,457	$7,652,755	$81.02	$7,652,755	$81.02
Q2 2010	—	—	—	—	—	33,655	1,788,117	53.13	1,791,118	53.22
Q3 2010	—	—	—	—	—	152,899	9,983,950	65.30	10,114,150	66.15
Q4 2010	551	103,909	188.58	103,909	188.58	139,106	11,379,281	81.80	11,390,575	81.88

Total 2010	551	$103,909	$188.58	$103,909	$188.58	420,117	$30,804,104	$73.32	$30,948,597	$73.67

Q1 2011	715	$101,066	$141.35	$101,066	$141.35	63,965	$4,795,001	$74.96	$4,797,867	$75.01
Q2 2011	2,800	405,135	144.69	405,135	144.69	85,581	7,429,431	86.81	7,485,174	87.46
Q3 2011	3,465	551,862	159.27	590,575	170.44	46,315	3,956,021	85.42	3,994,734	86.25
Q4 2011	9,150	636,022	69.51	654,172	71.49	74,203	7,668,276	103.34	7,686,426	103.59

Total 2011	16,130	$1,694,085	$105.03	$1,750,947	$108.55	270,064	$23,848,728	$88.31	$23,964,200	$88.74

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	134,176	$4,896,868	$36.50	$4,896,868	$36.50	—	$—	$—	$—	$—
2011	324,241	11,653,656	35.94	11,704,192	36.10	—	—	—	—	—
2012	49,644	1,762,520	35.50	1,762,520	35.50	—	—	—	—	—
2013	190,593	6,464,027	33.92	6,735,086	35.34	—	—	—	—	—
2014	660,802	22,073,925	33.40	23,216,968	35.13	—	—	—	—	—
2015	156,527	4,799,445	30.66	5,213,783	33.31	—	—	—	—	—
2016	62,348	1,986,217	31.86	2,236,834	35.88	—	—	—	—	—
2017	121,110	4,065,342	33.57	4,517,790	37.30	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,345,760	29.21	4,879,805	32.80	—	—	—	—	—
Thereafter	120,000	4,200,000	35.00	4,680,000	39.00	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	—	$—	$—	$—	$—	134,176	$4,896,868	$36.50	$4,896,868	$36.50
2011	—	—	—	—	—	324,241	11,653,656	35.94	11,704,192	36.10
2012	—	—	—	—	—	49,644	1,762,520	35.50	1,762,520	35.50
2013	—	—	—	—	—	190,593	6,464,027	33.92	6,735,086	35.34
2014	—	—	—	—	—	660,802	22,073,925	33.40	23,216,968	35.13
2015	—	—	—	—	—	156,527	4,799,445	30.66	5,213,783	33.31
2016	—	—	—	—	—	62,348	1,986,217	31.86	2,236,834	35.88
2017	—	—	—	—	—	121,110	4,065,342	33.57	4,517,790	37.30
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	148,760	4,345,760	29.21	4,879,805	32.80
Thereafter	—	—	—	—	—	120,000	4,200,000	35.00	4,680,000	39.00
	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	6,029	$155,750	$25.83	$155,750	$25.83	—	$—	$—	$—	$—
Q2 2010	11,901	390,058	32.78	390,058	32.78	—	—	—	—	—
Q3 2010	5,260	193,070	36.71	193,070	36.71	—	—	—	—	—
Q4 2010	110,986	4,157,989	37.46	4,157,989	37.46	—	—	—	—	—

Total 2010	134,176	$4,896,868	$36.50	$4,896,868	$36.50	—	$—	$—	$—	$—

Q1 2011	131,110	$4,755,643	$36.27	$4,768,746	$36.37	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	115,536	4,143,054	35.86	4,163,045	36.03	—	—	—	—	—
Q4 2011	77,595	2,754,959	35.50	2,772,401	35.73	—	—	—	—	—

Total 2011	324,241	$11,653,656	$35.94	$11,704,192	$36.10	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	—	$—	$—	$—	$—	6,029	$155,750	$25.83	$155,750	$25.83
Q2 2010	—	—	—	—	—	11,901	390,058	32.78	390,058	32.78
Q3 2010	—	—	—	—	—	5,260	193,070	36.71	193,070	36.71
Q4 2010	—	—	—	—	—	110,986	4,157,989	37.46	4,157,989	37.46

Total 2010	—	$—	$—	$—	$—	134,176	$4,896,868	$36.50	$4,896,868	$36.50

Q1 2011	—	$—	$—	$—	$—	131,110	$4,755,643	$36.27	$4,768,746	$36.37
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	115,536	4,143,054	35.86	4,163,045	36.03
Q4 2011	—	—	—	—	—	77,595	2,754,959	35.50	2,772,401	35.73

Total 2011	—	$—	$—	$—	$—	324,241	$11,653,656	$35.94	$11,704,192	$36.10

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	252,512	$13,398,548	$53.06	$12,123,225	$48.01	211,970	$11,054,656	$52.15	$11,085,458	$52.30
2011	552,577	31,971,776	57.86	31,874,749	57.68	74,772	3,905,491	52.23	3,970,362	53.10
2012	444,069	21,204,492	47.75	21,248,832	47.85	187,586	8,461,401	45.11	8,588,132	45.78
2013	297,209	17,987,145	60.52	18,544,014	62.39	34,014	1,657,899	48.74	1,776,138	52.22
2014	490,096	24,349,011	49.68	23,829,378	48.62	551,823	21,989,605	39.85	28,605,178	51.84
2015	307,866	15,056,234	48.91	16,142,816	52.43	339,429	19,214,853	56.61	21,231,898	62.55
2016	296,421	22,627,319	76.34	23,222,789	78.34	57,782	2,805,966	48.56	3,215,094	55.64
2017	218,659	12,775,489	58.43	14,670,149	67.09	782,697	42,985,352	54.92	46,661,974	59.62
2018	178,454	8,141,977	45.63	8,199,179	45.95	66,223	4,156,588	62.77	4,848,048	73.21
2019	357,425	16,361,206	45.78	18,438,567	51.59	696,330	35,843,833	51.48	44,873,584	64.44
Thereafter	1,054,337	49,108,453	46.58	65,640,962	62.26	858,305	45,672,964	53.21	58,920,935	68.65

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	420,117	$30,804,104	$73.32	$30,948,597	$73.67	188,630	$8,108,128	$42.98	$8,108,128	$42.98
2011	270,064	23,848,728	88.31	23,964,200	88.74	316,966	24,725,318	78.01	24,898,431	78.55
2012	615,343	47,700,158	77.52	48,063,659	78.11	255,867	13,828,521	54.05	14,516,164	56.73
2013	127,130	11,995,496	94.36	12,009,151	94.46	216,061	10,694,362	49.50	11,088,190	51.32
2014	219,443	19,302,666	87.96	19,994,649	91.12	243,317	12,466,990	51.24	12,239,253	50.30
2015	397,793	32,504,538	81.71	47,893,520	120.40	213,662	11,764,800	55.06	10,753,276	50.33
2016	751,447	64,234,967	85.48	66,485,446	88.48	869,220	37,450,123	43.08	39,885,685	45.89
2017	1,435,692	128,714,563	89.65	137,129,007	95.51	202,675	9,504,665	46.90	10,076,073	49.72
2018	165,376	21,015,806	127.08	22,684,336	137.17	75,187	4,361,520	58.01	4,931,425	65.59
2019	1,013,823	78,577,890	77.51	88,866,173	87.65	86,339	3,837,553	44.45	4,214,725	48.82
Thereafter	3,039,035	238,592,632	78.51	288,955,984	95.08	437,235	24,570,440	56.20	27,531,238	62.97

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	430,932	$13,689,703	$31.77	$14,503,163	$33.66	992,991	$37,368,737	$37.63	$39,997,965	$40.28
2011	503,411	14,048,481	27.91	14,167,423	28.14	737,580	25,267,785	34.26	25,876,900	35.08
2012	800,628	25,734,779	32.14	26,361,797	32.93	786,699	31,966,496	40.63	33,142,389	42.13
2013	223,529	6,818,161	30.50	7,182,778	32.13	149,738	7,522,816	50.24	7,884,732	52.66
2014	216,704	6,231,482	28.76	6,504,656	30.02	676,257	21,233,013	31.40	23,169,860	34.26
2015	381,209	11,685,062	30.65	13,249,470	34.76	332,875	11,614,008	34.89	12,889,424	38.72
2016	218,530	6,932,146	31.72	7,748,992	35.46	333,583	12,777,967	38.31	15,037,044	45.08
2017	153,599	5,020,980	32.69	5,695,912	37.08	76,044	3,570,345	46.95	4,267,780	56.12
2018	2,291	65,178	28.45	69,760	30.45	260,537	12,377,419	47.51	15,014,988	57.63
2019	264,803	10,974,330	41.44	11,942,716	45.10	338,158	13,974,084	41.32	14,190,174	41.96
Thereafter	237,776	4,868,418	20.47	5,187,306	21.82	982,741	38,000,688	159.82	48,381,638	49.23

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	—	$—	$—	$—	$—	575,527	$8,948,046	$15.55	$9,146,790	$15.89
2011	—	—	—	—	—	84,778	1,795,524	21.18	1,932,021	22.79
2012	—	—	—	—	—	38,543	1,278,753	33.18	1,362,114	35.34
2013	—	—	—	—	—	36,119	945,287	26.17	1,025,465	28.39
2014	—	—	—	—	—	256,302	8,661,369	33.79	9,245,737	36.07
2015	—	—	—	—	—	225,498	7,246,486	32.14	8,300,675	36.81
2016	—	—	—	—	—	128,388	3,186,189	24.82	3,682,460	28.68
2017	—	—	—	—	—	19,041	639,778	33.60	786,846	41.32
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	134,176	$4,896,868	$36.50	$4,896,868	$36.50	—	$—	$—	$—	$—
2011	324,241	11,653,656	35.94	11,704,192	36.10	—	—	—	—	—
2012	49,644	1,762,520	35.50	1,762,520	35.50	—	—	—	—	—
2013	190,593	6,464,027	33.92	6,735,086	35.34	—	—	—	—	—
2014	660,802	22,073,925	33.40	23,216,968	35.13	—	—	—	—	—
2015	156,527	4,799,445	30.66	5,213,783	33.31	—	—	—	—	—
2016	62,348	1,986,217	31.86	2,236,834	35.88	—	—	—	—	—
2017	121,110	4,065,342	33.57	4,517,790	37.30	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,345,760	29.21	4,879,805	32.80	—	—	—	—	—
Thereafter	120,000	4,200,000	35.00	4,680,000	39.00	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

HOTEL PERFORMANCE

Cambridge Center Marriott

	Fourth Quarter 2009	Fourth Quarter 2008	Percent Change	Year to Date 2009	Year To Date 2008	Percent Change

Occupancy	74.4%	74.6%	-0.3%	75.1%	77.7%	-3.3%

Average Daily Rate	$198.88	$230.67	-13.8%	$185.29	$217.70	-14.9%

Revenue per available room	$147.94	$172.15	-14.1%	$139.19	$169.08	-17.7%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08

Greater Boston	96.2%	96.5%	81.2%	88.1%	89.3%	92.7%
Greater Washington	99.4%	99.9%	96.7%	97.1%	97.9%	98.4%
Midtown Manhattan	95.4%	98.4%	n/a	n/a	95.4%	98.4%
Princeton/East Brunswick, NJ	n/a	n/a	80.7%	83.8%	80.7%	83.8%
Greater San Francisco	91.0%	91.5%	91.3%	95.8%	91.1%	92.8%

Total Portfolio	95.6%	97.1%	88.1%	91.6%	92.8%	95.1%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08	31-Dec-09	31-Dec-08

Total Office Portfolio	95.5%	97.1%	89.1%	93.3%	93.3%	95.7%
Total Office/Technical Portfolio	100.0%	100.0%	79.8%	77.9%	83.4%	81.9%

Total Portfolio	95.6%	97.1%	88.1%	91.6%	92.8%	95.1%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Fourth Quarter 2009

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	111	20	1	132
Square feet	31,867,750	1,659,294	330,400	33,857,444
Percent of in-service properties	94.6%	100.0%	100.0%	94.9%
Occupancy @ 12/31/08	95.7%	81.9%	—	95.1%
Occupancy @ 12/31/09	93.3%	83.4%	—	92.8%
Percent change from 4th quarter 2009 over 4th quarter 2008 (2):
Rental revenue	-3.7%	-3.4%	-15.5%
Operating expenses and real estate taxes	-1.5%	-2.3%	-12.8%
Consolidated Net Operating Income (3) - excluding hotel				-4.9	%(2)
Consolidated Net Operating Income (3) - Hotel				-22.7	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-0.1	%(2)
Portfolio Net Operating Income (3)				-4.1%

Rental revenue - cash basis	-3.5%	1.4%	-15.5%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	-4.7%	3.0%		-4.4	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				-22.7	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				12.2	%(2)
Portfolio Net Operating Income (3) - cash basis (5)				-2.7%

Same Property Lease Analysis - quarter ended December 31, 2009

	Office	Office/Technical	Total
Vacant space available @ 10/1/2009 (sf)	2,177,584	300,275	2,477,859
Square footage of leases expiring or terminated 10/1/2009-12/31/2009	1,063,196	49,968	1,113,164

Total space for lease (sf)	3,240,780	350,243	3,591,023

New tenants (sf)	721,824	25,000	746,824
Renewals (sf)	379,030	49,968	428,998

Total space leased (sf)	1,100,854	74,968	1,175,822

Space available @ 12/31/2009 (sf)	2,139,926	275,275	2,415,201

Net (increase)/decrease in available space (sf)	37,658	25,000	62,658
2nd generation Average lease term (months)	79	15	75
2nd generation Average free rent (days)	64	—	60
2nd generation TI/Comm PSF	$26.24	$—	$25.02
Increase (decrease) in 2nd generation gross rents (6)	-7.82%	-5.70%	-7.78%
Increase (decrease) in 2nd generation net rents (6)	-13.13%	-7.15%	-13.01%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 1,067,063 square feet.

Boston Properties, Inc.

Fourth Quarter 2009

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	December 31, 2009	December 31, 2008
	(in thousands)

Net income (loss) attributable to Boston Properties, Inc.	$53,317	$(98,063)
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest - redeemable preferred units of the Operating Partnership	860	1,075
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	265	279
Noncontrolling interest - common units of the Operating Partnership	7,841	(16,339)
Noncontrolling interests in property partnerships	463	427
Gains on sales of real estate	(2,078)	(1,946)
Income (loss) from unconsolidated joint ventures	(962)	187,559

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	59,706	72,992

Add:
Losses (gains) from investments in securities	(510)	2,631
Loss from early extinguishment of debt	—	—
Net derivative losses (gains)	—	7,172
Depreciation and amortization	79,125	79,766
Interest expense	88,180	78,862
General and administrative expense	19,506	16,552

Subtract:
Interest and other income	(1,784)	(879)
Development and management services income	(8,277)	(9,024)

Consolidated Net Operating Income	235,946	248,072
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	62,333	61,757

Combined Net Operating Income	298,279	309,829
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,238)	(1,328)

Portfolio Net Operating Income	$297,042	$308,501

Same Property Net Operating Income	282,821	294,958
Net operating income from non Same Properties (2)	13,161	5,566
Termination income	1,060	7,977

Portfolio Net Operating Income	$297,042	$308,501

Same Property Net Operating Income	282,821	294,958
Less straight-line rent and fair value lease revenue	34,620	39,829

Same Property Net Operating Income - cash basis	$248,201	$255,129

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2009

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-09	31-Dec-08			31-Dec-09	31-Dec-08
Rental Revenue	$329,030	$348,604			$11,657	$12,068
Less Termination Income	894	7,713			—	—

Rental revenue - subtotal	328,136	340,891	(12,755)	-3.7%	11,657	12,068	(411)	-3.4%

Operating expenses and real estate taxes	116,512	118,284	(1,772)	-1.5%	3,369	3,448	(79)	-2.3%

Net Operating Income (1)	$211,624	$222,607	$(10,983)	-4.9%	$8,288	$8,620	$(332)	-3.9%

Rental revenue - subtotal	$328,136	$340,891			$11,657	$12,068

Less straight line rent and fair value lease revenue	7,422	8,395	(973)	-11.6%	19	590	(571)	-96.8%

Rental revenue - cash basis	320,714	332,496	(11,782)	-3.5%	11,638	11,478	160	1.4%

Less:
Operating expenses and real estate taxes	116,512	118,284	(1,772)	-1.5%	3,369	3,448	(79)	-2.3%

Net Operating Income (2) - cash basis	$204,202	$214,212	$(10,010)	-4.7%	$8,269	$8,030	$239	3.0%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-09	31-Dec-08			31-Dec-09	31-Dec-08
Rental Revenue	$340,687	$360,672			$10,277	$12,158
Less Termination Income	894	7,713			—	—

Rental revenue - subtotal	339,793	352,959	(13,166)	-3.7%	10,277	12,158	$(1,881)	-15.5%

Operating expenses and real estate taxes	119,881	121,732	(1,851)	-1.5%	7,717	8,846	(1,129)	-12.8%

Net Operating Income (1)	$219,912	$231,227	$(11,315)	-4.9%	$2,560	$3,312	$(752)	-22.7%

Rental revenue - subtotal	$339,793	$352,959			$10,277	$12,158

Less straight line rent and fair value lease revenue	7,441	8,985	(1,544)	-17.2%	(1)	(1)	—	0.0%

Rental revenue - cash basis	332,352	343,974	(11,622)	-3.4%	10,278	12,159	(1,881)	-15.5%

Less:
Operating expenses and real estate taxes	119,881	121,732	(1,851)	-1.5%	7,717	8,846	(1,129)	-12.8%

Net Operating Income (2) - cash basis	$212,471	$222,242	$(9,771)	-4.4%	$2,561	$3,313	$(752)	-22.7%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-09	31-Dec-08	Change	Change	31-Dec-09	31-Dec-08	Change	Change
Rental Revenue	$80,588	$80,391			$431,552	$453,221
Less Termination Income	166	264			1,060	7,977

Rental revenue - subtotal	80,422	80,127	$295	0.4%	430,492	445,244	(14,752)	-3.3%

Operating expenses and real estate taxes	20,073	19,708	365	1.9%	147,671	150,286	(2,615)	-1.7%

Net Operating Income (1)	$60,349	$60,419	$(70)	-0.1%	$282,821	$294,958	$(12,137)	-4.1%

Rental revenue - subtotal	$80,422	$80,127			$430,492	$445,244

Less straight line rent and fair value lease revenue	27,180	30,845	(3,665)	-11.9%	34,620	39,829	(5,209)	-13.1%

Rental revenue - cash basis	53,242	49,282	3,960	8.0%	395,872	405,415	(9,543)	-2.4%

Less:
Operating expenses and real estate taxes	20,073	19,708	365	1.9%	147,671	150,286	(2,615)	-1.7%

Net Operating Income (2) - cash basis	$33,169	$29,574	$3,595	12.2%	$248,201	$255,129	$(6,928)	-2.7%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2009

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2009

	Office	Office/Technical	Total
Vacant space available @ 10/1/2009 (sf)	2,469,818	300,275	2,770,093
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 10/1/2009-12/31/2009 (sf)	1,062,926	49,968	1,112,894

Total space for lease (sf)	3,532,744	350,243	3,882,987

New tenants (sf)	738,150	25,000	763,150
Renewals (sf)	379,030	49,968	428,998

Total space leased (sf)	1,117,180	74,968	1,192,148 (1)

Space available @ 12/31/2009 (sf)	2,415,564	275,275	2,690,839

Net (increase)/decrease in available space (sf)	54,254	25,000	79,254
2nd generation Average lease term (months)	80	15	76
2nd generation Average free rent (days)	66	—	61
2nd generation TI/Comm PSF	$26.24	$—	$25.02
Increase (decrease) in 2nd generation gross rents (2)	-7.82%	-5.70%	-7.78%
Increase (decrease) in 2nd generation net rents (3)	-13.13%	-7.15%	-13.01%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	290,090	-13.61%	-20.85%	290,090	400,466
Washington	16,326	481,625	5.52%	8.91%	497,951	573,235
New York	—	227,023	-17.13%	-27.89%	227,023	292,933
San Francisco	—	167,482	-12.15%	-19.39%	167,482	125,186
Princeton	—	9,602	-7.55%	-11.24%	9,602	14,302

	16,326	1,175,822	-7.78%	-13.01%	1,192,148	1,406,122

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,067,063.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,067,063.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 717,142.

Boston Properties, Inc.

Fourth Quarter 2009

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	2008		2007	2006

Recurring capital expenditures	$8,854	$4,443	$5,702	$8,814	$29,781		$36,599	$25,718

Planned non-recurring capital expenditures associated with acquisition properties	235	200	48	382	3,203		1,490	3,869

Hotel improvements, equipment upgrades and replacements	198	376	279	662	2,317	(1)	1,127	7,969	(2)

	$9,287	$5,019	$6,029	$9,858	$35,301		$39,216	$37,556

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2009	Q3 2009	Q2 2009	Q1 2009	2008	2007	2006
Office
Square feet	1,100,854	933,015	903,352	608,030	2,472,619	3,201,812	2,972,996

Tenant improvement and lease commissions PSF	$26.24	$28.55	$37.75	$42.62	$30.17	$23.88	$29.14

Office/Technical
Square feet	74,968	9,820	—	31,060	26,388	226,692	33,400

Tenant improvement and lease commissions PSF	$—	$—	$—	$0.49	$—	$26.62	$—

Average tenant improvement and lease commissions PSF	$25.02	$28.24	$37.75	$40.49	$29.85	$24.06	$28.82

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5,600 of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2009

ACQUISITIONS/DISPOSITIONS

as of December 31, 2009

ACQUISITIONS

For the period from January 1, 2009 through December 31, 2009

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased

17 Cambridge Center (Development Rights)	Jan-09	N/A	$11,400,000	$—	(1)	$11,400,000	N/A
17 Cambridge Center (Land)	Nov-09	N/A	5,995,000	—	(1)	5,995,000	N/A

Total Acquisitions		—	$17,395,000	$—		$17,395,000	—

DISPOSITIONS

For the period from January 1, 2009 through December 31, 2009

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

20 F Street Land (2)	Apr-08	—	$—	$11,760,000

Total Dispositions		—	$—	$11,760,000

(1)	Anticipated future investment on land and development projects are not included.
(2)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $23.4 million has been deferred and the Company has and will continue to recognize over the construction period.

Boston Properties, Inc.

Fourth Quarter 2009

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2009

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 12/31/09 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)

Weston Corporate Center	Q3 2010	Q3 2010	Weston, MA	1	356,367	$98,601,595	$150,000,000	$—	$—	$51,398,405	100%
Atlantic Wharf (formerly Russia Wharf) (5)	Q1 2011	Q1 2012	Boston, MA	2	860,000	384,298,125	600,000,000	215,000,000	—	701,875	58	%(6)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	88,924,524	380,000,000	—	—	291,075,476	43	%(8)

Total Properties under Construction				5	1,996,367	$571,824,244	$1,130,000,000	$215,000,000	$—	$343,175,756	63	%(6)(8)

PROJECTS PLACED-IN-SERVICE DURING 2009

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Debt	Drawn at 12/31/09 (2)	Estimated Future Equity Requirement	Percentage Leased

701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	$31,381,875	$31,400,000	$—	$—	$18,125	100%
Democracy Tower (formerly South of Market - Phase II)	Q3 2009	Q3 2009	Reston, VA	1	235,436	78,395,073	80,700,000	65,000,000	58,875,270	—	100%
One Preserve Parkway	Q2 2008	Q3 2010	Rockville, MD	1	183,192	49,812,428	60,536,931	—	—	10,724,503	65%
Wisconsin Place (66.67% ownership) (9)	Q2 2009	Q2 2009	Chevy Chase, MD	1	299,136	80,555,277	93,500,000	79,970,501	67,858,894	833,116	91%

Total Projects Placed in Service				4	837,764	$240,144,653	$266,136,931	$144,970,501	$126,734,164	$11,575,744	89%

250 West 55th (10)	—	—	New York, NY	1	1,000,000	$472,880,997	$480,000,000	$—	$—	$7,119,003	N/A

Total Properties Suspended				1	1,000,000	$472,880,997	$480,000,000	$—	$—	$7,119,003	N/A

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (12)

103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$24.57	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,194	16.0%	17.55	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	11.17	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	75.8%	16.12	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		12	688,601	63.8%	$22.45			2,198,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of January 26, 2010.
(5)	Project has been updated to reflect the conversion of approximately 160,000 square feet of residential to approximately 200,000 square feet of office, increasing the total square feet to 860,000 square feet. In addition, the project estimated total investment has been updated to reflect the completion of the interior build out of the residential component. The project includes 70,000 square feet of residential space for rent and 24,000 square feet of retail space.
(6)	Percentage leased excludes 70,000 square feet of residential space and includes 24,000 square feet of retail space.
(7)	Project includes 280,000 square feet of residential space and 50,000 square feet of retail space in the Residential Component and 22,000 square feet of retail space in the Office Component.
(8)	Percentage Lease excludes 330,000 square feet of the Residential Component and includes 22,000 square feet of retail space in the Office Component.
(9)	Includes approximately $42.7 million of land and infrastructure costs invested to date, which represents the Company’s interest of approximately 23.89%.
(10)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future. The estimated total investment only reflects the completion of this work and does not reflect the estimated costs of the potential future completion of this project.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(12)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.

Boston Properties, Inc.

Fourth Quarter 2009

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2009

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
New York, NY (3)	1.0	1,000,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	760,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (4)	1.0	450,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Cambridge, MA (5)	1.1	170,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (6)	0.2	TBD

	367.0	10,709,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2009

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (7)	143.1	1,780,000
Cambridge, MA (8)	—	200,000

	143.1	1,980,000

(1)	Properties on-site are held for future re-development and are referenced on page 47.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade at 250 West 55th Street, to facilitate a restart of construction in the future.
(4)	Excludes 250,000 developable square feet of which the Company has executed an agreement to ground lease with a Residential developer. Option payments commenced in the third quarter of 2009.
(5)	On November 6, 2009, the Company exercised its option to purchase land from the Cambridge Redevelopment Authority with 170,000 developable square feet of office.
(6)	Previously reported as land purchase options, this includes four remaining sites comprised of five lots with air rights. The developable square feet remains to be determined.
(7)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(8)	The Company also has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Fourth Quarter 2009

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, net derivative losses (gains), impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, loss from suspension of development, non-cash termination income and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions; and (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2009

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, depreciation and amortization, interest expense, loss from suspension of development, net derivative losses and losses from early extinguishment of debt, less interest income, development and management services income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund).

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.